Exhibit 99.1

PRESS RELEASE

INX Announces Business Update Conference Call

HOUSTON--(BUSINESS WIRE)--INX Inc. (NASDAQ: INXI) (the “Company”; or “INX”) recently provided a press release update on business conditions, and its efforts to restate previously issued financial statements. In addition, the Company recently appointed Mark Hilz to the position of Chief Executive Officer. In order to provide investors with an opportunity to have more in-depth information regarding general market conditions and an update on the Company's strategic direction presented by Mr. Hilz, the Company is scheduling a conference call for investors.

On the call Mr. Hilz will update investors on key practice areas, key vendor relationships as well as industry trends and general market conditions in the industry. The presentation will also summarize previously announced recent Company business performance and an update on the restatement process.

The Company business performance information provided on the call will be limited to information which the Company does not expect to be impacted by any adjustments related to correcting its accounting for revenue recognition. As in its recent press release, information provided will be limited to information such as “bookings”, which represents credit approved customer orders for products, and “billings”, which represent invoicing of customers at contract amount for products and services, neither of which is the same as “revenue” determined in accordance with Generally Accepted Accounting Principles. The Company believes that together “bookings” and "billings" provide an indication of near-term customer demand as well as an indication of product availability from our suppliers.

CONFERENCE CALL AND WEBCAST INFORMATION:
The conference call is scheduled for Wednesday, November 10, 2010 at 4:30 p.m. Eastern Standard Time. The call is expected to last approximately 45 minutes. Mark Hilz, the Company's President and Chief Executive Officer will host the call.

To access the conference call within the U.S., dial 877-809-2547. For international/toll access, dial 706-634-9510. The conference ID is 23025048. The conference call will begin promptly at the scheduled time.  Investors wishing to participate should call the telephone number at least five minutes prior to that time.  A slide presentation related to the information that will be presented on the call will be available for viewing during the conference call. To access the presentation via the web, participants should access www.INXI.com/Webcasts/3Q10call at least ten (10) minutes prior to the call and log in to ensure web browser compatibility. Following the call, the above link will provide investors with the ability to access a PDF file version of the presentation. The slide presentation will also be filed with a Form 8-K with the Securities and Exchange Commission.

ABOUT INX INC.:

INX Inc. (NASDAQ:INXI) is a leading U.S. provider of IP communications and data center solutions for enterprise organizations. INX offers a suite of advanced technology solutions focused around the entire lifecycle of enterprise IP network communications and data center infrastructure. Services are centered on the design, implementation and support of network infrastructure, including routing and switching, wireless, security, unified communications, and data center solutions such as storage and server virtualization.  Customers include enterprise organizations such as corporations, as well as federal, state and local governmental agencies. Because of its focus, expertise and experience implementing and supporting advanced technology solutions for enterprises, INX believes it is well positioned to deliver superior solutions and services to its customers. Additional information about INX can be found on the Web at www.inxi.com.

SAFE HARBOR STATEMENT:

The statements contained in this document that are not statements of historical fact, including, but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate," "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "will," "would," and other variations or negative expressions of these terms, including statements related to expected benefits from the announced contract award are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. Additional information about risk factors are contained in the Company's most recent filings with the SEC on Forms 10-K and 10-Q. The actual results of the future events described in the forward-looking statements in this document could differ materially from those stated in the forward-looking statements due to numerous factors. Recipients of this document are cautioned to consider these risks and uncertainties and to not place undue reliance on these forward-looking statements. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.

CONTACT:

INX Inc.
Vice President of Marketing
Mike French, 505-938-4140
mike.french@inxi.com